Financial liabilities	6 Months Ended
Jun. 30, 2025
Disclosure of financial liabilities [abstract]
Financial liabilities
4.2 Other current financial assets

(CHF in millions)	6/30/2025	12/31/2024

Credit cards	22.3	12.7
Deposits	17.3	18.1
Other current financial assets	12.3	25.5
Other current financial assets at amortized cost	51.8	56.4
Other current financial assets at fair value through profit and loss	—	—
Other current financial assets	51.8	56.4

Due to their short-term nature, the carrying amount of other current financial assets at amortized cost corresponds to their fair value.
4.3 Financial liabilities

(CHF in millions)	6/30/2025	12/31/2024

Current lease liabilities	70.9	59.1
Customer refund liability returns	45.0	40.9
Other financial liabilities	7.8	10.4
Total other current financial liabilities at amortized cost	123.7	110.5
Other current financial liabilities at fair value through profit or loss	—	—
Other current financial liabilities	123.7	110.5

Non-current lease liabilities	426.9	288.5
Other non-current financial liabilities	0.7	1.7
Total other non-current financial liabilities at amortized cost	427.6	290.2
Total current and non-current financial liabilities	551.3	400.7
Due to their short-term nature, the carrying amount of other current financial liabilities at amortized cost corresponds to their fair value.
Contractual maturities of On’s undiscounted financial liabilities:

(CHF in millions)	Due < 3 months	Due 4 to 12 months	Due 1 to 5 years	Due > 5 years	6/30/2025

Trade payables	160.7	—	—	—	160.7
Current lease liabilities	21.9	68.6	—	—	90.4
Other financial liabilities	37.3	15.5	—	—	52.8
Other current financial liabilities	59.2	84.1	—	—	143.2
Non-current lease liabilities	—	—	285.0	217.8	502.8
Other non-current financial liabilities	—	—	0.7		0.7
Other non-current financial liabilities	—	—	285.7	217.8	503.5

(CHF in millions)	Due < 3 months	Due 4 to 12 months	Due 1 to 5 years	Due > 5 years	12/31/2024

Trade payables	166.5	—	—	—	166.5
Current lease liabilities	19.1	25.1	—	—	44.2
Other financial liabilities	36.5	14.8	—	—	51.3
Other current financial liabilities	55.7	39.8	—	—	95.5
Non-current lease liabilities	—	—	211.4	123.7	335.1
Other non-current financial liabilities	—	—	1.7	—	1.7
Other non-current financial liabilities	—	—	213.1	123.7	336.8
The increase to current and non-current lease liabilities as of June 30, 2025 compared to December 31, 2024 relates primarily to the Atlanta Warehouse, and to various retail store leases across the APAC, EMEA, and Americas regions. Refer to 3.4 Right-of-use assets for additional information.
On July 7, 2023, On entered into a CHF 700.0 million multicurrency credit facility agreement ("credit facility"). On has an option to increase the total availability of borrowings under the credit facility in an aggregate amount of up to CHF 200.0 million, subject to the satisfaction of certain customary conditions. The credit facility had an initial term of three years, which has been subsequently been extended for a total period of two years. Subsequent to extensions, the credit facility will expire on July 7, 2028. As of June 30, 2025 and December 31, 2024, no amounts had been drawn under the credit facility.
Of the total guarantees and letters of credit outstanding as of June 30, 2025 and December 31, 2024, which are discussed in 4.8 Commitments and contingencies, CHF 152.2 million and CHF 168.3 million, respectively, relate to the credit facility.
The credit facility also contains financial covenants that depend on our consolidated equity as well as our net debt to adjusted EBITDA ratio. As of and during the six-month period ending June 30, 2025, we were in compliance with all covenants under the credit facility.
The following assets have been pledged in relation to the credit facility:

(CHF in millions)	6/30/2025	12/31/2024

Trade receivables	277.2	280.8
Inventory	280.0	211.7
Assets pledged	557.3	492.5